Exhibit 99.f

                         CHARTER OF THE AUDIT COMMITTEE


I.   MEMBERSHIP

     A. The Audit Committee (the "Committee") of the Board of Directors (the "Board") shall consist of at least three directors whose qualifications include financial literacy, independence and accounting or related financial expertise as determined under the Sarbanes-Oxley Act (the "Act") and applicable rules of the Securities and Exchange Commission ("SEC"). At least one member of the Committee must be an "audit committee financial expert" under the requirements of the Act and the rules of the NASD. No member of the Committee may serve on the audit committee of more than three public companies, including the Company, unless the Board determines that such simultaneous service will not impair the ability of such member to effectively serve on the Committee.

     B. No member of the Committee shall receive compensation other than director's fees for service as a director of the Company, including reasonable compensation for serving on the Committee and regular benefits that other directors receive.


II.  PURPOSE

     A. The Committee serves as the representative of the Board for the general oversight of Company affairs relating to:

               o Inquiring into and considering that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company;

               o Inquiring into and considering that management has established and maintained processes to assure that an adequate system of internal control is functioning within the Company;

               o Inquiring into and considering that management has established and maintained processes to assure compliance by the Company with all applicable laws, regulations and Company policy;

     B. Through its activities, the Committee facilitates open communication among directors, independent auditors, and management by meeting in private session with these parties.


III. MEETINGS AND PROCEDURES

     A.   The Committee shall convene at least two times each year.

     B. It shall endeavor to determine that auditing procedures and controls are adequate to safeguard Company assets and to assess compliance with Company policies and legal requirements.




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     C.   The Committee shall be given access to the Company's Board Chairman,
          Company executives and independent auditors. When any audit has been prepared by a registered public accounting firm for the Company, the Committee shall timely receive a report from such firm on (1) all critical accounting policies and practices; (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the issuer, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the registered public accounting firm; and (3) other material written communications between the registered public accounting firm and company management, such as any management letter or schedule of unadjusted differences.


IV.  RESPONSIBILITIES

     A.   The Audit Committee shall:

          1. Have the sole authority to select, compensate, oversee, evaluate and, where appropriate, replace the independent auditor;

          2.   Create the Committee's agenda;

          3. Inform each registered public accounting firm performing work for the Company that such firm shall report directly to the Committee;

          4. Oversee the work of any registered public accounting firm employed by the Company, including the resolution of any disagreement between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit opinion or related work;

          5. Confer with the independent accountants concerning the scope of their examinations of the books and records of the Company and its subsidiaries; review and approve the independent accountants' annual engagement letter; direct the special attention of the auditors to specific matters or areas deemed by the Committee or the auditors to be of special significance; if any; and authorize the auditors to perform such supplemental reviews or audits as the Committee may deem desirable;

          6. Review and approve in advance any audit and non-audit services and fees to be provided by the Company's independent auditor, other than "prohibited non-auditing services", as specified in the Act. The Committee has the sole authority to make these approvals, although such approval may be delegated to any committee member so long as the approval is presented to the full Committee at a later time;

          7. Discuss with management and the independent auditors significant risks and exposures, audit activities and significant audit findings;

          8. At, or shortly after the end of each fiscal year, review with the independent auditor and Company management, the audited financial statements and related opinion and costs of the audit of that year;

          9. Provide any recommendations, certifications and reports that may be required by the SEC, including the report of the Committee that must be included in the





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               Company's annual proxy statement and the recommendation to the
               Board that the audited financial statements be included in the Company's Annual Report on Form 10-K to be filed with the SEC;

          10. With respect to such financial statements, discuss with management and the independent auditors the nature and extent of any significant changes in accounting principles or the application therein;

          11. Inquire into and consider the adequacy of the Company's systems of internal control including its system of disclosure controls and in consultation with the independent auditor, management and the internal auditors, review the integrity of the Company's financial reporting process;

          12. Obtain from the independent auditors their written recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries and review the correction of controls deemed to be deficient;

          13. Review periodically the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company;

          14. Review with the independent auditor (a) any audit problems or other difficulties encountered by the auditor in the course of the audit process, including any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management and (b) management's responses to such matters.

     B. Related to the compliance by the independent auditors with applicable laws and regulations, the Committee shall:

          1. Ensure the rotation of the lead audit partner at least every five years.

          2. Confirm with any independent auditor retained to provide audit services for any fiscal year that the lead (or coordinating) audit partner (having primary responsibility for the audit), or the audit partner responsible for reviewing the audit, has not performed audit services for the Company in each of the five previous fiscal years of the Company and that the firm meets all legal and professional requirements for independence.

          3. Confirm with the independent auditor that it is registered with and meets the requirements of the Public Company Accounting Oversight Board ("PCAOB").

     C. The Audit Committee shall establish and oversee procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     D.   The Committee shall also:


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          1.   Inquire into and consider the programs and policies of the
               Company designed to ensure compliance with applicable laws and regulations and monitoring the results of these compliance efforts;

          2. Inquire into and consider the procedures established by the Company that monitor the compliance by the Company with its loan and indenture covenants and restrictions;

          3.   Review and approve all related party transactions.

     E.   Regarding the operation of the Committee, it shall:

          1. Report through its Chairman to the Board of Directors following the meetings of the Committee;

          2. Maintain minutes or other records of meetings and activities of the Committee;

          3. Discuss the powers of the Committee annually and report and make recommendations to the Board of Directors on these responsibilities;

          4. Perform a review and evaluation, annually, of the performance of the Committee. The Committee shall conduct such evaluation and review in such manner as it deems appropriate.

          5. Conduct or authorize investigations into any matters within the Committee's scope of responsibilities. In that regard, the Committee shall be empowered to retain independent counsel, accountants, or others to assist in the conduct of any such investigation;

          6. Consider such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the audit of the Company as the Committee may, in its discretion, determine to be advisable.